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                                                                   EXHIBIT 10.14

                            C-CUBE SEMICONDUCTOR INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS


      C-Cube Semiconductor Inc., a Delaware corporation (the "Company"), hereby grants to ________________________ (the "Optionee") an option to purchase a total of _______________ (_______) shares of the common stock of the Company (the "Number of Option Shares") under the C-Cube Semiconductor Inc. Directors Stock Option Plan (the "Plan"), at an exercise price of $______ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

      1. Grant of the Option. The Option is granted effective as of (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

      2. Status of the Option. The Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option as described in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (i) the date ten (10) years after the Date of Option Grant, (ii) the last date for exercising the Option following termination of the Optionee's service as a director of the Company as described in paragraph 6 below, or (iii) upon a Transfer of Control of the Company as described in the Plan.

      4.    Exercise of the Option.

            (a)   Right to Exercise.

                  (i) The Option first becomes exercisable on the day which is one year from the Date of Option Grant (the "Initial Vesting Date") provided the Optionee has continuously served as a director of the Company from the Date of Option Grant until the Initial Vesting Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 4(a)(ii), below, less the number of shares previously acquired upon exercise of the Option.



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                                                                 Vested Ratio

                        (ii)  Prior to Initial Vesting Date            0

                              On Initial Vesting Date,               1/4
                              provided the Optionee has
                              continuously served as a
                              director of the Company from
                              the date the Option was
                              granted until the Initial
                              Vesting Date.

            Plus

                              For each full month of the            1/48
                              Optionee's continuous service
                              as a director of the Company
                              from the Initial Vesting Date.


                        (iii) In no event shall the Option be exercisable for more shares than the Number of Option Shares.


            (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased in a form permitted under the terms of the Plan.

            (c) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitations obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.


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            (d)   Certificate Registration. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

            (e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            (f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

      5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

      6.    Termination of Service as a Director.

            (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason except death or disability within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.


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      7.    Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan.

      8. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

      9. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

            (a) a merger or consolidation in which the Company is not the surviving corporation;

            (b) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

            (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in Section 2.1 above) of the Company);

            (d) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

            (e)   A liquidation or dissolution of the Company.

            In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under the Option or substitute options for the Acquiring Corporation's stock for the Option. In the event of a Transfer of Control which occurs more than two (2) years after the date the Plan is adopted, the unexercisable and/or unvested portion of the Option shall immediately be exercisable and vested as of a date prior to the Transfer of Control, as the Board shall specify. The exercise and/or vesting that is permissible solely by reason of this


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paragraph shall be conditioned upon the consummation of the Transfer of Control.
To the extent the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control, the Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

      10. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

      11. Binding Effect. Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

      12. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

      13. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in fun force and effect.

      14. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                          C-CUBE SEMICONDUCTOR INC.

                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------


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      The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

      The undersigned acknowledges receipt of a copy of the Plan.


Date:
     ------------------------------       -------------------------------------
                                          Signature



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                            NONSTATUTORY STOCK OPTION
                               NOTICE OF EXERCISE

To:   Chief Financial Officer
      C-Cube Semiconductor Inc.

      I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of C-Cube Semiconductor Inc. (the "Company') set opposite my signature below. Full payments for the Shares in the manner set forth in my Option Agreement accompanies this notice.

      I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

      I understand that the Shares are being purchased pursuant to the terms of the C-Cube Semiconductor Inc. Directors Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Date of Exercise:
                 ----------------------
Date of Option Agreement:
                         --------------
Shares Being Purchased:
                       ----------------
Price per Share: $
                  ---------------------

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                                          Signature


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                                          Print Name


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                                          Social Security Number


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                                          Address


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